Defined Benefit Obligation and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Defined Benefit Obligation and Other Long-Term Liabilities	Defined Benefit Obligation and Other Long-Term Liabilities
The components of defined benefit obligation and other long-term liabilities are as follows:

As at Dec. 31	2025	2024
Defined benefit obligation (Note 32)	143	146
Retail power contract liability	17	45
Other	13	11
Total	173	202
The liability for pension and post-employment benefits and associated costs included in compensation expenses are impacted by estimates related to changes in key actuarial assumptions, including discount rates.
A one per cent increase in discount rates would result in a $31 million decrease in the defined benefit obligation. Refer to Note 32 for additional sensitivities impacting the defined benefit obligation.
The retail power contract liability represents an obligation arising from the purchase and sale agreement for customer retail contracts to deliver power, gas and power and gas financial swaps. The retail power contracts represent certain off-market customer contracts, where the value of the contract is based on the differential between the contractual and market rates on the closing date. The retail contract liability is amortized to depreciation over the remaining term of the contracts based on volumes that will be delivered each month.